PROSPECTUS SUPPLEMENT -- June 13, 2003*

AXP(R) Partners International Aggressive Growth Fund (Dec 30, 2002) S-6243-99 E

The following information has been added to the American Century portion of the "Investment Manager" section:

Keith Creveling, Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999 as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. He is a CFA charterholder.

(The rest of the section remains unchanged.)


S-6243-3 A (6/03)
* Valid until next prospectus update
Destroy Dec. 31, 2003